SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

STAFFING 360 SOLUTIONS, INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐           check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

STAFFING 360 SOLUTIONS, INC.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

[●], 2013

To our Stockholders:

We are furnishing the attached Information Statement to the holders of common stock of Staffing 360 Solutions, Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”).  The purpose of the Information Statement is to notify stockholders that the Board of Directors of the Company (the “Board”) and the holders of more than a majority of our common stock, par value $0.00001 per share (the “Common Stock), who own approximately 78.74% of the Common Stock either directly or indirectly (the “Voting Stockholders”), have taken and approved actions to amend Article 3 of our Articles of Incorporation (the “Charter” and the amendment to our Charter, the “Charter Amendment”) to increase the number of shares of Common Stock the Company is authorized to issue from 75,000,000 shares to 200,000,000 shares and to authorize the creation of 20,000,000 shares of blank check preferred stock, par value $0.00001 per share (the “Preferred Stock”). The Charter Amendment is described in further detail in this Information Statement.

The Company will file the Charter Amendment with the Nevada Secretary of State on such date that is more than 20 calendar days after this Information Statement is first mailed to our stockholders.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  As described in this Information Statement, the Charter Amendment has already been approved by stockholders representing more than a majority of the voting power of our outstanding Common Stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement in its entirety for a description of the action taken by the stockholders representing more than a majority of the voting power of our outstanding Common Stock.

The Information Statement is being mailed on or about May 14, 2013 to stockholders of record as of April 24, 2013, the record date for determining our stockholders eligible to consent in writing to the matters discussed above and entitled to notice of those matters.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Alfonso J. Cervantes
Name: Alfonso J. Cervantes
Title: President

Staffing 360 Solutions, Inc.

641 Lexington Avenue, Suite 1526

New York, New York 10022

(212) 634-6410

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You Are Requested Not To Send Us a Proxy

INTRODUCTION

Stockholder Actions

We are disseminating this Information Statement to notify you that the Voting Stockholders, being the owners of more than a majority of the voting power of the Company’s outstanding Common Stock, delivered written consent to the Company as of March 4, 2013 to approve the Charter Amendment. The Charter Amendment will increase the number of shares of Common Stock the Company is authorized to issue from 75,000,000 shares to 200,000,000 shares and authorize 20,000,000 shares of Preferred Stock. Following the Charter Amendment, there will be an aggregate of 220,000,000 shares authorized under our Charter.

Forward Looking Statements

This Information Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business and financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Vote Required

We are not seeking consents, authorizations or proxies from you. After the Charter Amendment was unanimously approved by the Board on February 21, 2013, the Voting Stockholders accomplished the vote which was required to approve the Charter Amendment.

On April 24, 2013 (the “Record Date”), there were [7,620,000] shares of Common Stock issued and outstanding, each of which is entitled to one vote. The Voting Stockholders own 6,000,000 shares of Common Stock, or approximately 78.74% of the voting stock.

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Chapter 78 of the Nevada Revised Statutes (the “NRS”) permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Charter Amendment, and in order to effectuate the Charter Amendment as soon as possible, the Board elected to utilize, and did in fact obtain, the written consent of the Voting Stockholders.  The written consent satisfies the stockholder approval requirement for the Charter Amendment.  Accordingly, under the NRS no other Board or stockholder approval is required in order to effect the Charter Amendment.

Effective Date

This Information Statement is being mailed on or about May 14, 2013 to the Company’s stockholders of record as of the Record Date.  The Company will file the Charter Amendment on or after June 3, 2013, a date that is more than 20 calendar days after this Information Statement is first sent to our stockholders.

The expenses associated with the mailing of this Information Statement will be borne by the Company, including expenses in connection with the preparation of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of Common Stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Dissenters’ Rights of Appraisal

Under the NRS, Company stockholders are not entitled to appraisal rights with respect to the Charter Amendment.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the Company had [7,620,000] shares of Common Stock issued and outstanding. Holders of Common Stock are entitled to one vote per share. The following table sets forth the beneficial ownership of the Common Stock as of the Record Date by each person who served as a director and/or an executive officer of the Company on that date, the number of shares beneficially owned by all of the Company’s directors and executive officers as a group, and any persons who beneficially own 5% or greater of the Common Stock as of the Record Date.  The business address for each of the Company’s officers and directors is 641 Lexington Avenue, Suite 1526, New York, New York 10022.

Name of		Percent of
Beneficial Owner(1)	Shares Owned	Shares Owned
Alfonso J. Cervantes (2)	2,400,000	31.50%
Peter Goldstein (3)	1,800,000	23.62%
Allan Hartley (4)	-	-
David Horin (5)	-	-
Dimitri Villard (6)	-	-
Robert Lee	1,800,000	23.62%
All Executive Officers and Directors as a Group (6 persons)	4,200,000	55.12%

(1)	Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares. The address for each of the persons reported in the table is in care of Staffing 360 Solutions, Inc., 641 Lexington Avenue, Suite 1526, New York, New York 10022.

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(2)	Alfonso J. Cervantes is the President and a director of the Company. Mr. Cervantes, through his beneficial ownership of Trilogy Capital Partners, Inc., beneficially holds 50% of TRIG Special Purpose 1, LLC, the holder of 600,000 shares of Common Stock.
(3)	Peter Goldstein is the Secretary and Treasurer of the Company and is the Chairman of the Board.
(4)	Allan Hartley is the Chief Executive Officer of the Company.
(5)	David Horin is the Chief Financial Officer of the Company.
(6)	Dimitri Villard is a director of the Company.

DESCRIPTION OF STOCKHOLDER ACTIONS

The Voting Stockholders voted in favor of the Charter Amendment in order to allow the Company greater flexibility as the Board and the executive officers attempt to raise money and implement the Company’s business plan and current and anticipated operations.

Approval of the Amendment to our Charter

The Certificate of Amendment to our Articles of Incorporation will be filed on or about June 3, 2013, a date that is more than 20 calendar days after this Information Statement is first sent to our stockholders. The Charter Amendment was unanimously adopted by the Board on February 21, 2013, and approved by the Voting Stockholders on or about March 4, 2013. The description of the Charter Amendment in this Information Statement is intended to be a summary only and is qualified in its entirety by the terms of such amendment to the Charter included in this Information Statement as Exhibit A.

Reasons for the Amendment

The Charter Amendment will provide the Company with greater flexibility to issue equity and raise money. By increasing the pool of Common Stock available for issuance, the Company will be in a better position to issue common securities in connection with a financing or other transaction. Further, by authorizing blank check Preferred Stock, the Company will have the ability to issue a lower-risk class of equity to potential investors who seek security in their investment.

Effectiveness of the Amendment

The Company will file the Charter Amendment on or about 20 days after the mailing of this Information Statement to our stockholders as required under Rule 14c-2 of the Exchange Act.

DESCRIPTION OF SECURITIES

Our authorized capital stock currently consists of 75,000,000 shares of Common Stock. Upon filing of the Charter Amendment with the Nevada Secretary of State, the Company will have an aggregate of 220,000,000 shares authorized, of which 200,000,000 shares will be Common Stock and 20,000,000 shares will be Preferred Stock.

Common Stock

Upon effectiveness of the Charter Amendment, the Company will be authorized to issue up to 200,000,000 shares of Common Stock. The rights of holders of our Common Stock are as follows:

•	have equal ratable rights to dividends from funds legally available if and when declared by the Board;
•	are entitled to share ratably in all of our assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of our affairs;
•	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
•	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

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We refer you to our Charter, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Preferred Stock

Upon effectiveness of the Charter Amendment, the Charter will authorize the Company to issue 20,000,000 shares of blank check Preferred Stock with such designations, rights and preferences as may be determined from time to time by the Board. Accordingly, our Board will be empowered, without stockholder approval, to issue Preferred Stock with dividends, liquidation, conversion, voting or other rights that could adversely affect the relative voting power or other rights of the holders of our Common Stock.

Non-cumulative voting

Holders of shares of our Common Stock do not and will not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Cash dividends

As of the date hereof, we have not paid any cash dividends to stockholders. The declaration of any future cash dividends will be at the discretion of our Board and will depend upon our earnings, if any, our capital requirements and financial position and our general economic condition. It is our intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Anti-takeover provisions

There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended May 31, 2012, and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.  The Company’s Annual Report on Form 10-K for the year ended Mary 31, 2012, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: 641 Lexington Avenue, Suite 1526, New York, New York 10022.

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Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 641 Lexington Avenue, Suite 1526, New York, New York 10022.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Alfonso J. Cervantes
Name: Alfonso J. Cervantes
Title: President

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Exhibit A

Amendment to the Articles of Incorporation

Article 3. The corporation is authorized to issue a total of 220,000,000 shares of stock, par value $0.0001 per share of which 200,000,000 shares shall be common stock and 20,000,000 shares shall be blank check preferred stock, having such rights, designations, preferences and privileges as the Board of Directors of the corporation shall determine from time to time in its sole discretion.

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